                                                                  EXHIBIT (1)(H)


                               STATE OF MARYLAND

                    DEPARTMENT OF ASSESSMENTS AND TAXATION
               301 West Preston Street Baltimore, Maryland 21201



                                                         DATE: DECEMBER 24, 1992


     THIS IS TO ADVISE YOU THAT THE ARTICLES SUPPLEMENTARY FOR UST MASTER FUNDS, INC. WERE RECEIVED AND APPROVED FOR RECORD ON DECEMBER 24, 1992 AT 10:55 A.M.



FEE PAID: 625.00



                                                         JOYCE M. THOMPSON
                                                         LEGAL OFFICER

                            UST MASTER FUNDS, INC.

                            ARTICLES SUPPLEMENTARY


          UST Master Funds, Inc. a Maryland Corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to Sections 2-105(c) and 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has increased the total number of shares of capital stock which the Company shall have authority to issue from Ten Billion (10,000,000,000) to Thirty-Five Billion(35,000,000,000) shares of Common Stock of the par value of One Mil ($0.001) per share, and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000):

          RESOLVED, that the total number of shares of capital stock which the Company shall have authority to issue be increased from Ten Billion (10,000,000,000) to Thirty-Five Billion (35,000,000,000) shares of Common Stock of the par value of One Mil ($0.001) per share ("Shares"), with a resulting aggregate par value of Thirty-Five Million Dollars ($35,000,000).

          SECOND: The Board of Directors of the Company has classified the unissued and unclassified capital stock of the Company, authorized under the immediately preceding resolution, pursuant to the following resolution:

          FURTHER RESOLVED, that Twenty-Four Billion Five Hundred Million Shares of the Twenty-Five Billion unclassified shares authorized pursuant to the preceding resolution be classified hereinafter as follows: Five Hundred Million (with an aggregate par value of Five Hundred Thousand Dollars ($500,000) classified to each of the following

     Series: Class A Common Stock - Special Series 2; Class B Common Stock - Special Series 2; Class C Common Stock - Special Series 1; Class C Common Stock - Special Series 2; Class D Common Stock - Special Series 2; Class E Common Stock - Special Series 1; Class E Common Stock - Special Series 2; Class F Common Stock - Special Series 1; Class F Common Stock - Special Series 2; Class G Common Stock - Special Series 2; Class H Common Stock; Class H Common Stock - Special Series 1; Class H Common Stock - Special Series 2; Class I Common Stock; Class I Common Stock - Special Series 1; Class I Common Stock - Special Series 2; Class J Common Stock; Class J Common Stock - Special Series 1; Class J Common Stock - Special Series 2; Class K Common Stock; Class K Common Stock - Special Series 1; Class K Common Stock - Special Series 2; Class L Common Stock; Class L Common
     Stock - Special Series 1; Class L Common Stock - Special Series 2; Class M Common Stock; Class M Common Stock - Special Series 1; Class M Common
     Stock - Special Series 2; Class N Common Stock; Class N Common Stock - Special Series 1; Class N common Special Series 2; Class O Common Stock; Class O Common Stock - Special Series 1; Class O Common Stock - Special Series 2; Class P Common Stock; Class P Common Stock - Special Series 1; Class P Common Stock - Special Series 2; Class Q Common Stock; Class Q Common Stock - Special Series 1; Class Q Common Stock - Special Series 2; Class R Common Stock; Class R Common Stock -Special Series 1; Class R Common Stock -Special Series 2; Class S Common Stock; Class S Common
     Stock - Special Series 1; Class S Common Stock -Special Series 2; Class T Common Stock; Class T Common Stock -Special Series 2; Class T Common Stock; Class T Common Stock -Special Series 1; and Class T Common Stock - Special Series 2;

     FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of all shares of Common Stock with the same alphabetical designation and all shares of any Special Series of said Common Stock (irrespective of the particular series designation) (collectively "Common Stock Group") shall be invested and reinvested with the consideration received by the Company for the issue and sale of all other shares of that Common stock Group, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to shares of that Common Stock Group by the Board of Directors in accordance with the Company's Articles of Incorporation, and each share of that Common Stock Group shall share equally and with such other shares in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share in each particular Common Stock Group shall be charged in proportion to its respective net asset value with each other share now or hereafter designated as the particular Common Stock Group (irrespective of whether said share has been designated as part of a series of said Common Stock Group and, if so designated as a part of a series, irrespective of the particular series designation) with the expenses and liabilities of the Company in respect of the Common Stock Group, and in respect of any general expenses and liabilities of the Company allocated to the Common Stock Group in accordance with the Company's Articles of Incorporation except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Directors;

               (a) only shares of Class A, B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, and T, Common Stock shall bear all expenses and liabilities: (1) arising from transfer agency services that are directly attributable to those shares; and
                    (2) any other expenses and liabilities which the Board of Directors determines should be borne solely by such shares;

               (b) only shares of Class A, B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, and T, Common Stock - Special Series 1 shall bear all expenses and liabilities: (1) of payments to service organizations that are directly attributable to such Special Series under the Company's servicing arrangements relating to that Special Series; (2) arising from transfer agency services that are directly attributable to such Special Series; and (3) any other expenses and liabilities which the Board of Directors determines should be borne solely by shares of such Special Series;

               (c) only shares of Class A, B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, and T, Common Stock - Special Series 2 shall bear all expenses and liabilities: (1) of payments to the Company's distributor that are directly attributable to such Special Series under the Company's distribution arrangements relating to that Special Series; (2) arising from transfer agency services that are directly attributable to that Special Series; and (3) any other expenses and liabilities which the Board of Directors determines should be borne solely by such shares; and

          FURTHER RESOLVED, that except as otherwise provided by these resolutions, each share of a Common Stock Group shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Company's Articles of Incorporation and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the particular Common Stock Group, except that on any matter that pertains to the expenses and liabilities described in these resolutions (or to any agreement, plan or other document relating to said expenses or liabilities) and is submitted to a vote of stockholders, only shares of the particular class and/or series affected thereby shall be entitled to vote, except that : (i) if such matter affects more than one class or series, the shares of all other affected classes or series shall also be entitled to vote, and in such case all shares of affected classes or series shall be voted in the aggregate without regard to class or series except where otherwise required by law or permitted by the Board of Directors; and (ii) if said matter does not affect a particular class or series, shares of such class or series shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of other classes or series.

          THIRD: The shares classified pursuant to the resolutions set forth in Article SECOND of these Articles Supplementary, have been classified by the Company's Board of Directors under the authority contained in the Charter of the Company.

          FORTH: Immediately before the increase set forth in Article FIRST, the Company was authorized to issue Ten Billion shares of Common Stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Ten Million Dollars ($10,000,000), classified as follows:

          Class A Common Stock: One Billion 500 Million (1,500,000,000) shares
          --------------------
     of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

          Class A Common Stock - Special Series 1: One Billion (1,000,000,000)
          ---------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class B Common Stock: One Billion Five Hundred Million (1,500,000,000)
          --------------------
     shares of capital stock of the Company of the par value of one Mill ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

          Class B Common Stock - Special Series 1: Three Hundred Fifty Million
          ---------------------------------------
     (350,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Fifty Thousand Dollars ($350,000);


          Class C Common Stock: Three Hundred Seventy Five Million (375,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class D Common Stock: Three Hundred Seventy Five Million (375,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class D Common Stock - Special Series 1: Three Hundred Seventy Five
          ---------------------------------------
     Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class E Common Stock: Three Hundred Seventy Five Million (375,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class F Common Stock: Three Hundred Seventy Five Million (375,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class G Common Stock: Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mil ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

          Class G Common Stock - Special Series 1: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mil ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

          There were Two Billion One Hundred Twenty-Five Million (2,125,000,000) authorized and unclassified shares of capital stock of the Company as of immediately before such increase.

          FIFTH: Immediately following the increase set forth in Article FIRST, the Company was authorized to issue Thirty-Five Billion shares of Common Stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000), classified as follows:

          Class A Common Stock: One Billion Five Hundred Million (1,500,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mil ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

          Class A Common Stock - Special Series 1: One Billion (1,000,000,000)
          ---------------------------------------
     shares of capital stock of the Company of the par value of One Mil ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class A Common Stock - Special Series 2: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mil ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class B Common Stock: One Billion Five Hundred Million (1,500,000,000)
          --------------------
     shares of capital stock of the Company of the par value of One Mil ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

          Class B Common Stock - Special Series 1:  One Billion (1,000,000,000)
          ---------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

          Class B Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class C Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class C Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class D Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class D Common Stock - Special Series 1:  Three Hundred Seventy Five
          ---------------------------------------
     Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class D Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class E Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class E Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class E Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock:  Three Hundred Seventy Five Million
          --------------------
     (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

          Class F Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class F Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class G Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class G Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class G Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
      capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class H Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class I Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class J Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class K Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class L Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
      capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class M Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
      capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class N Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock - Special Series 2:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock:  Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class P Common Stock - Special Series 2: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock: - Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock - Special Series 1: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class O Common Stock - Special Series 2: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock: - Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock - Special Series 1: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class R Common Stock - Special Series 2: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock - Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock - Special Series 1:  Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class S Common Stock - Special Series 2: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock: Five Hundred Million (500,000,000) shares of
          --------------------
     capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          Class T Common Stock - Special Series 1: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

          Class T Common Stock - Special Series 2: Five Hundred Million
          ---------------------------------------
     (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

          The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Two Billion Six Hundred Twenty-Five Million (2,625,000,000) shares of capital stock of par value of One Mill ($0.001) and of the aggregate par value of Two Million Six Hundred Twenty-Five Thousand Dollars ($2,625,000).

          IN WITNESS WHEREOF, UST Master Funds, Inc. has caused these presents to be signed in its name and on its behalf by its

President and its Corporate Seal to be herewith affixed and attested to by its Secretary as of December 23, 1992.


[SEAL]                                   UST MASTER FUNDS, INC.

Attest:

/s/ W. Bruce McConnel, III               By: /s/ Alfred Tannachion
--------------------------               --------------------------------
W. Bruce McConnel, III                           Alfred Tannachion
Secretary                                        President

DOCUMENT CODE  16    BUSINESS CODE  03    COUNTY   74
             ------                ----          ------

# D1750454     P.A.     Religious  _____ Close       X  Stock    _____ Nonstock
 ----------                                        -----
Merging                                       Surviving
(Transferor)______________________            (Transferee)_____________________
__________________________________            _________________________________
__________________________________            _________________________________
__________________________________            _________________________________



CODE  AMOUNT  FEE REMITTED
----  ------  ------------
10      70    Expedited Fee                            Name Change
      ------                                           (New Name)____________
                                                       ______________________
                                                       ______________________
       500    Organ. Capitalization
20    ------

61    ______  Rec. Fee (Arts. of Inc.)                 _____ Change of Name
                                                       _____ Change of Principal Office
62      20    Rec. Fee (Amendment)                     _____ Change of Resident Agent
      ------                                           _____ Change of Resident Agent Address
                                                       _____ Resignation of Resident Agent
63    ______  Rec. Fee (Merger or Consol.)             _____ Designation of Resident Agent and
                                                             Resident Agent's Address
64    ______  Rec. Fee (Transfer)                        X   Other Change Increase Stock
                                                       -----              --------------

65    ______  Rec. Fee (Dissolution)

66    ______  Rec. Fee (Revival)

52    ______  Foreign Qualification

50    ______  Cert. of Qual. or Reg.

51    ______  Foreign Name Registration

13      35    2 Certified Copy 14
      ------ ---              ----

56    ______  Penalty

54    ______  For. Supplemental Cert.

53    ------  Foreign Resolution

73    ______  Certificate of Conveyance
              _________________________
              _________________________

76    ______  Certificate of Merger/Transfer
              _________________________
              _________________________

15    ______  Special Fee

80    ______  For. Limited Partnership

83    ______  Cert. Limited Partnership

84    ______  Amendment to Limited Partnership

85    ______  Termination of Limited Partnership

21    ______  Recordation Tax

22    ______  State Transfer Tax

23    ______  Local Transfer Tax

31    ______  _____ Corp. Good Standing

NA    ______  Foreign Corp. Registration

87    ______  _____ Limited Part. Good Standing

71    ______  Financial

600   _____   ___________ Personal               Code  063
              Property Reports and                   -------
              ___________ late filing
              penalties

70    _____   Change of P.O., R.A or R.A.A.      ATTENTION:  Leah Schuman
                                                            -------------------

91    _____   Amend/Cancellation, For. Limited
              part.

99    _____   Art. of Organization (LLC)

98    _____   LLC Amend, Diss, Continuation

97    _____   LLC Cancellation

96    _____   Reg. Foreign LLC

94    _____   Foreign LLC Supplemental

92    _____   _____ LLC Good Standing (short)

__    _____   Other _______________              MAIL TO ADDRESS:______________
                                                 ______________________________
                                                 ______________________________
                                                 ______________________________
                                                 ______________________________
                                                 ______________________________
TOTAL
FEES   625
      -----



             X
           ----- Check   ______ Cash             NOTE:
             X                                    ----
           _____ Document on  2 checks (28.00 + 597.00)
                             ---

APPROVED BY:   JMT
            ---------

                                  CERTIFICATE
                                  -----------

          THE UNDERSIGNED, President of UST MASTER FUNDS, INC., who executed on behalf of said Corporation, the attached Articles Supplementary of said Corporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of her knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.

                                /s/ Alfred Tannachion
                                -----------------------------------
                                Alfred Tannachion
                                President


Dated as of:   December 23, 1992